Exhibit 34 a)

[Ernst & Young logo]

Earnst & Young LLP
Suite 3300
Phone: (720) 931-4000
370 17
th
Street Fax: (720) 931-4444
Denver, Colorado 80202-5663
Report of Independent Registered Public Accounting Firm
Regulation AB Item 1122 Master Servicing Platform
Board of Directors
Aurora Loan Services LLC
We have examined management's assertion, included in the accompanying Certification Regarding
Compliance with Applicable Servicing Criteria (the "Management Certification"), that Aurora Loan Services
LLC (the "Company"), a wholly-owned subsidiary of Lehman Brothers Bank FSB, complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB for the
residential mortgage loan master servicing compliance platform (the "Regulation AB Item 1122 Master
Servicing Platform"), as defined in the Management Certification, as of and for the year ended December 31,
2006, except for criteria 1122(d)(1)(ii), 1122(d)(l)(iii), 1122(d)(2)(iii), 1122(d)(2)(vi), 1122(d)(3)(i)(C),
1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iv) through 1122(d)(4)(xiii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities performed by them with respect to the Regulation AB Item
1122 Master Servicing Platform covered by this report. Management is responsible for the Company's compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the applicable servicing criteria based on our examination.
Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board (United
States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Regulation AB Item 1122 Master Servicing Platform, testing of less than all of the servicing activities related to the Regulation AB Item 1122 Master Servicing Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the applicable servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned applicable servicing criteria as of and for the year ended December 31, 2006 for the Regulation AB 1122 Master Servicing
Platform is fairly stated, in all material respects.

/s/ Ernst & Young LLP
March 13, 2007

Exhibit 34 b)

[ERNST& YOUNG LOGO]
ERNST& YOUNG LLP Phone: (720) 9314000
Suite 3000
Fax: (720) 931-4444
370 17th Street
Denver, Colorado 80202-5663
Report of Independent Registered Public Accounting Firm
Regulation AB Item 1122 Servicing Platform
Board of Directors
Aurora Loan Services LLC

We have examined management's assertion, included in the accompanying Certification Regarding Compliance with Applicable Servicing Criteria (the "Management Certification"), that Aurora Loan Services LLC (the
"Company"), a wholly -owned subsidiary of Lehman Brothers Bank, FSB, complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB for the residential mortgage loan servicing compliance platform (the "Regulation AB Item 1122 Servicing Platform"), as defined in the
Management Certification, as of and for the year ended December 31, 2006, except for criteria 1122(d)(1)(iii), 1
122(d)(3)(i)(C), 1 122(d)(4)(xv), which the Company has determined are not applicable to the activities performed by them with respect to the Regulation AB Item 1122 Servicing Platform covered by this report. Management is responsible for the Company's compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the applicable servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of
Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board (United States) and,
accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Regulation AB Item 1122 Servicing Platform, testing of less than all of the servicing activities related to the
Regulation AB Item 1122 Servicing Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria and as permitted by the
Interpretation 17.06 of the Securities and Exchange Commission Division of Corporation Finance Manual of
Publicly Available Telephone Interpretations ("Interpretation 17.06"). Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

As described in management's assertion, for servicing criteria 1 122(d)(2)(i), 1 122(d)(4)(iv), 1 122(d)(4)(vii), 1
122(d)(4)(xi) and 1 122(d)(4)(xii), the Company has engaged various vendors to perform certain activities required by these servicing criteria. The Company has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to each vendor as permitted by Interpretation 17.06. As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

In our opinion, management's assertion that the Company complied with the aforementioned applicable servicing criteria, including servicing criteria 1 122(d)(2)(i), 1 122(d)(4)(iv),
1 122(d)(4)(vii), 1122 (d)(4)(xi) and 1 122(d)(4)(xii) for which compliance is determined based on
Interpretation 17.06 as described above, as of and for the year ended December 31, 2006 for the Regulation AB
1122 Servicing Platform, is fairly stated, in all material respects.
/s/ ERNST& YOUNG LLP

March 13, 2007

Exhibit 34 c)

[KPMG LOGO]

KPMG LLP
303 East Wacker Drive
Chicago. IL 60801-5212
Report of Independent Registered Public Accounting Firm

The Board of Directors
The Trust & Securities Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust
Company Americas:

We have examined management's assertion, included in the accompanying Appendix I, that the Trust & Securities
Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas
(collectively the "Company") complied with the servicing criteria set forth in Item 1122(d) of the Securities and
Exchange Commission's Regulation AB for publicly-issued (i.e., transaction-level reporting required under the
Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Co mpany provides trustee, securities administration or paying agent services, excluding any publicly issued transactions, sponsored or issued by any government sponsored entity (the Platform), except for servicing criteria 1122(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi),
1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), I 122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and
1122(d)(4)(xiv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the twelve months ended December 31,2006. Management is responsible for the
Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight
Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that compris e the Platform, testing of less than all of the servicing activities related to the
Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Company's compliance with the servicing criteria.
As described in management's assertion included in the accompanying Appendix I, for servicing criteria 1122
(d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company has determined that these vendors are not considered a "servicer"
as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC
KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative.
Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (`Interpretation 17.06").
As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria1 including servicing criteria 1122 (d)(2)(i), 1122 (d)(4)(i) and 1122(d)(4)(ii) for which compliance is determined based on Interpretation 17.06 as described above, as of and for the twelve months ended December 31, 2006 is fairly stated, in all material respects.
/s/ KPMG LLP

Chicago, Illinois
February 28, 2007

Exhibit 34 d)

PriceWaterhouseCoopers
PriceWaterhouseCoopers
Suite 1800
2001 Ross Ave.
Dallas, TX 75201-2997
Telephone: 214-999-1400
Facsimile: 214-754-7991
www.pwc.com

Report of Independcnt Registered Public Accounting Firm
To the Board of Directors of The First American Corporation:

We have examined First American Real Estate Solutions of Texas, L.P.'s (the `Company" and an indirect subsidiary of The First American Corporation), compliance with the servicing criteria set forth in Item I1(d) of the Securities and Exchange Commissions Regulation AB for an loans for residential mortgage loan outsourcing customers for which the Company salved as the residential tax service provider (the Platform) described In the accompanying
Report on 4ssessment or Compliance, as of December 3l, 2006 and for the year then ended, excluding criteria
1122(d)(l)(1-(iii), 1122(d)(2i)-{iv), 1122(d)(3)(i-iv), ll22(d)(4)(I)-(x) and 1122(d)(4)(x)-(xv), which the Company has determined are not applicable to the servicing activities performed by It with respect to the Platform.
Management is responsible for the Company's compliance with the servicing criteria. Our responsibility is to express an opinion On the Company's compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with standards of the Public Company Accounting Oversight Board
(United Stales) and accordingly, included examining, on a fest basis, evidence about The Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of selected securities that comprise the Platform, testing of selected servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the applicable servicing criteria. Our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to detect noncompliance arising from errors that nay have occurred prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

Our examination disclosed The following material instance of noncompliance with the servicing criteria set forth in item 1122(d)(2)(vii)(B) of Regulation AB applicable to the company during year ended December 31, 2006.
Account reconciliations for all asset-backed securities related bank accounts were not prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified In the transaction agreements as required by item 1122(d)(2)(vii)(B) of Regulation AB.

In our opinion except for the material Instance of noncompliance described In the preceding paragraph, First
American Real Estate Solutions of Texas, LP. complied with the aforementioned applicable servicing criteria as of and for the year ended Oecemberal,2006 for all loans for residential mortgage loan outsourcing customers for which the Company served as the residential tax service provider, in all materia l respects.

/s/ PriceWaterhouseCoopers
February 28,2007

Exhibit 34 e)

[KPMG logo]

100 North Tampa Street
Suite 1700
Tampa, FL 33602
Report of Independent Registered Public Accounting Firm

The Board of Directors
Fidelity National Information Services, Inc
FIS Tax Services (FIS)

We have examined management's assessment, included in the accompanying Management
Compliance Statement that FIS Tax Services (FIS) complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation to residential mortgage loans (the Platform), except for General Servicing Consideration criteria (i) - (iv), Cash
Collections and Administration (i) (vii), Investor Remittances and Reporting (i) (iv), and
Pool Asset Administration (i) (x), (xiv), and (xv), which FIS has determined are not applicable to the activities it performs with respect to the Platform , as of and for the period ending
December 31, 2006. FIS has determined the following servicing criteria from 1122(d) (4) were applicable to the activities it performs with respect to the Platform.
(xi) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Management is responsible for FIS' compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about FIS' compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about FIS' compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual residential mortgage loans that comprise the
Platform, testing of less than all of the servicing activities related to the Platform, and
2 determining whether FIS processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by FIS during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by FIS during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on FIS' compliance with the servicing criteria.

In our opinion, management's assessment that FIS complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 is fairly stated, in all material respects.

/s/ kpmg

Tampa, Florida
January 22, 2007

KPMG LP, a U.S. limited liability partnership, is the U.S. member firm of KPMG International, a Swiss cooperative.

Exhibit 34 f)

[KPMG LOGO]
KPMG LLP
Suite 2000
355 South Grand Avenue
Los Angeles, CA 90071-1568
Report of Independent Registered Public Accounting Firm
The Board of Directors
Newport Management Corporation:

We have examined management's assessment, included in the accompanying Assessment of Compliance with
Applicable Servicing Criteria, that Newport Management Corporation (the Company) complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for pools of loans, underlying publicly issued residential mortgage-backed securities that were issued on or after January 1, 2006 by
Aurora Loan Services, LLC, on which escrow payments were disbursed in 2006 (the Platform), specifically Item 1
122(d)(4)(xi), only as it relates to: (1) processing the obligor's hazard insurance information the Company receives;
(2) providing Aurora Loan Services, LLC with the applicable hazard insurance effective date, payment amount, and payee (collectively, Insurance Infonnation); (3) providing the Insurance Information to Aurora Loan Services, LLC
no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information; and (4)
disbursing escrowed insurance payments to insurance carriers on or before the applicable expiration date, as of and for the year ended December 31, 2006. The Company has determined that no other servicing criteria are applicable to the activities it performs with respect to the Platform. Schedule A to the Assessment of Compliance with
Applicable Servicing Criteria lists the individual loans identified by management as constituting the Platform.
Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight
Board (United States) and, accordingly, included examining, on a test basis , evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the
Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Company's compliance with the servicing criteria.
In our opinion, management's assessment that the Company complied with the aforementioned servicing criterion as of and for the year ended December 31, 2006 is fairly stated, in all material respects.
/s/ KPMG LLP
Los Angeles, California
February 28, 2007

Exhibit 34 g)
[KPMG LOGO]
KPMG LLP
Suite 700
600 Anton Boulevard
Costa Mesa, CA 92626-7651
Report of Independent Registered Public Accounting Firm

The Board of Directors
Option One Mortgage Corporation:

We have examined the compliance of Option One Mortgage Corporation and its wholly owned subsidiary, Premier Property Tax Services, LLC (collectively, the Company), with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for
publicly-issued asset-backed securities transactions issued on or after January 1, 2006 for which the
Company acted as the master servicer or servicer, involving first lien and second lien subprime residential mortgage loans, excluding loans serviced for transactions issued by any government sponsored enterprises (the Platform), as of and for the 12 month period ended December 31, 2006, to the extent applicable as indicated in Appendix A under the heading "Performed Directly by Option
One". Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on the Company's compliance based on our examination.
Our examination was conducted in accordance with the standards of the Public Company Accounting
Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company `s compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.
Our examination disclosed the following instance of material noncompliance with the servicing criteria
1122(d)(1)(iv) applicable to the Company during the year ended December 31, 2006. With respect to requirements in the transaction agreements to maintain fidelity bond insurance in an amount that would meet the requirements of Fannie Mae, the fidelity bond amount was lower than the required amount for the period January 1, 2006 to June 16, 2006.
In our opinion, except for the instance of material noncompliance described above, the Company comp lied, in all material respects, with the aforementioned servicing criteria, as of and for the 12 month period ended December 31, 2006.
/s/ KPMG LLP

Costa Mesa, California
March 21, 2007
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
default in accordance with the transaction
agreement
X(1)
X(2)
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X(3)
X(4)
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days of receipt, or such other number of days
specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of
an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1 Option One asserts to the component of the criterion of monitoring termination triggers related to events of default.
2 Another party performs all other activities related to this criterion.
3. Option One asserts that only two third parties exist within this criterion -- FIS Tax Services (formerly known as
LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA". Both of these third parties have provided an assertion and related attestation report for the activities they perform with respect to the relevant criteria.
4 Another party performs all other activities related to this criterion.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
X(5)
X(6)
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of Rule 13k-1(b)(l) of
the Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X(7)
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations are
(A) mathematically accurate: (B) prepared within
30 calendar days after the bank statement cutoff
date. or such other number of days specified in the
transaction agreements: (C) reviewed and
approved by someone other than the person who
prepared the reconciliation; and (D) contain
explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X

5 Option One asserts to this criterion with respect to establishing and maintaining principal & interest custodial accounts and impound (tax & insurance) custodial accounts.

6 Another party performs all other activities related to this criterion.

7 Option One asserts in whole to this criterion as Option One utilizes safety paper blank check stock and has no unissued checks.

SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements,
Specifically, such reports (A) are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) provide
information calculated in accordance with the
terms specified in the transaction agreements; (C)
are filed with the Commission as required by its
rules and regulations; and (D) agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of [pool
assets] serviced by the Servicer.
X(8)
X(9)
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements
X(10)
X(11)
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the Servicer's
investor records, or such other number of days
specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related
I 122(d)(4)(i) mortgage loan documents.
X(12)
X(13)
8 For (A), (B), and (D), the Option One assertion to this criterion is only for the functions of a Servicer clearly identified in transaction documents. (C) is not applicable to Option One.
9 Another party performs all other activities related to this criterion.
10 Option One asserts to timely remittances to the Trustee as defined in the transaction agreements.
11. Another party performs all other activities related to this criterion.
12. Option One asserts to this criterion only as it relates to its obligation to request and obtain a collateral file from the custodian in accordance with the transaction agreements.
13. Another party performs all other activities related to this criterion.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
1122(d)(4)(ii)
pool asset and related documents are safeguarded
as required by the transaction agreements
X(14)
X(15)
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements in
the transaction agreements.
X(16)
X(17)
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the Servicer's obligor
records maintained no more than two business
days after receipt, or such other number of days
specified in the transaction agreements, and
allocated to principal, interest or other items (e.g..
escrow) in accordance with the related pool asset
documents.
X
1122(d)(4)(v)
The Servicer's records regarding the pool assets
agree with the Servicer's records with respect to
an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool assets (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents,
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded
X
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
in accordance with the timeframes or other
requirements established by the transaction
agreements.
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and
X

14. Option One asserts to this criterion as it relates to its responsibility to return collateral files to the custodian when required under the transaction agreements.
15. Another party performs all other activities related to this criterion.
16. Option One's assertion to this criterion is only for the functions of a Servicer clearly identified in transaction documents.
17. Another party performs all other activities related to this criterion.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
payment rescheduling plans in cases where
delinquency is deemed temporary (e.g., illness or
unemployment).
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed based
on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) such funds are
analyzed, in accordance with the obligor's [pool
asset] documents, on at least an annual basis, or
such other period specified in the transaction
agreements. (B) interest on such funds is paid, or
credited, to obligors in accordance with applicable
pool asset documents and state laws; and (C) such
funds are returned to the obligor within 30
calendar days of full repayment of the related
[pool assets], or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
been received by the Servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
X(18)
X
1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the Servicer's funds and not
charged to the obligor, unless the late payment
was due to the obligor's error or omission.
X(19)
X
18. Option One asserts only to tax disbursements made by wholly-owned Premier Property Tax Services, LLC.
Option One also outsources the activities required by this criterion to third parties -- FIS Tax Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA" -- each of whom has performed an assessment of their compliance obtained a related attestation report.

19. Option One asserts only to late payments related to tax disbursements made by wholly-owned Premier Property
Tax Services, LLC. Option One also outsources the activities required by this criterion to third parties -- FIS Tax
Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA" -- each of whom has performed an assessment of their compliance obtained a related attestation report.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Option One
Performed by
Vendor(s) for
which Option
One is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Option One is
NOT the
Responsible
Party
Not performed
by Option One or
by subservicer(s)
or vendor(s)
retained by
Option One
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the Servicer, or such other
number of days specified in the transaction
agreements.
X(20)
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 11 14(a)(l) through (3) or Item
1115 of Regulation AB. is maintained as set forth
in the transaction agreements.
X

20. Option One asserts only to tax disbursements made by wholly-owned Premier Property Tax Services, LLC.
Option
One also outsources the activities required by this criterion to third parties -- FIS Tax Services (formerly known as
LSI Tax Services) and ZC Sterling Insurance Agency Inc. `ZCSIA" -- each of whom has performed an assessment of their compliance obtained a related attestation report.

Exh ibit 34 h)
KPMG
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Report of Independent Registered Public Accounting Firm
The Board of Members
Regulus Group LLC:
We have examined management's assessment for those customers that management has informed us have requested confirmation of compliance, included in the accompanying Report on Assessment of Compliance with Regulation
AB Servicing Criteria, that Regulus Group LLC complied with the servicing criteria set forth in Item I122(d)(2)(i)
and 1122(d)(4)(iv) of the Securities and Exchange Commission's Regulation AB for remittance processing services to those issuers of asset backed securities and servicers of loan and/or receivables portfolios that include pool assets for asset backed securities transactions (the Platform) as of and for the year ended December 31, 2006. Regulus
Group LLC has determined that the remainder of the servicing criteria are not applicable to the activities it performs with respect to the Platform as of and for the year ended December 31, 2006. Management is responsible for the
Company's compliance with those servicing criteria, Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.
Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight
Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the
Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Company's compliance with the servicing criteria.
In our opinion, management's assessment that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 is fa irly stated, in all material respects.
Philadelphia, PA
February 22, 2007
KPMG LLP. a U S limited liability partnership, is the US
member firm of KPMG International, a Swiss cooperative
Exhibit 34 i)
RISK MANAGEMENT GROUP LLC
INDEPENDENT PEGISTEPED ACCOUNTANTS' REPORT
DECEMBER 31, 2006

Rayfield & Licata
JOSEPH A. LICATA Sr.*
Certified Public Accountants
JOSEPH A. SPERANZA*
ROBERT R. ROSS*
JOSEPH A. LICATA*
CHRISTOPHER D. LICATA*
EDWARD J. LINDER*
*CPA NJ, NY
Members
Risk Management Group LLC
Independent Registered Accountants' Report
We have examined management's assessment that Risk Management Group LLC (the Company) complied with the servicing criteria set forth in Item 1122(d) (3) (i) (a), (b), (d) of the Securities and Exchange Co mmission's
Regulation AB for all asset-backed securities transactions conducted by the Company that were registered with the
Securities and Exchange Commission pursuant to the Securities Act of 1933 where the related asset-backed securities were outstanding during the year ended December 31, 2006. Management is responsible for the
Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based upon our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight
Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the Company's individual asset-
backed transactions and securities, testing of less than all of the Company's servicing activities, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion.
Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assessment that the Company complied with the above mentioned servicing criteria is fairly stated as of and for the year ended December 31, 2006, in all material respects.
/s/ Rayfield + Licata

March 28, 2007
Livingston, NJ

354 Eisenhower Parkway Livingston, New Jersey 07039 (973) 740-0200 Fax (973) 740-1084
New York, New York (212) 682-2552 / Jersey City, New Jersey (201) 938-1610
E-mail rlnjo@aol.com Website www rayfield-licata.com

Exhibit 34 j)

[Ernst & Young Logo]
Ernst & Young LLP Phone: (612) 343-1000
220 South Sixth Street, Ste. 1400 www.ey.com
Minneapolis, MN 55402-4509
Report of Independent Registered Public Accounting Firm

We have examined management's assertion, included in the accompanying Report on
Assessment of Compliance with SEC Regulation AB Servicing Criteria, that U.S. Bank
National Association (the Company) complied with the servicing criteria set forth in
Item 1122 (d) of the Securities and Exchange Commission's Regulation AB for
the Corporate Trust Asset Backed Securities platform (the Platform) as of and for the year ended December 31, 2006, except for criteria 1122 (d)(1)(iii), 1122 (d)(4)(i),
1122 (d)(4)(ii), and 1122 (d)(4)(iv) through 1122 (d)(4)(xiv), which the Company has determined are not applicable to the activities performed by them with respect to the servicing platform covered by this report. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with standards of the Public Company
Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report.
Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006, for
the Corporate Trust Asset Backed Securities platform is fairly stated, in all material respects.
/s/ Ernst & Young LLP
February 26, 2007
A Member Practice of Ernst & Young Global

Exhibit 34 k)

[KPMG logo]

KPMG LLP
2500 Ruan Center
666 Grand Avenue
Des Moines, IA 50309

Report of Independent Registered Public Accounting Firm

The Board of Directors
Wells Fargo Bank, N.A. :

We have examined Wells Fargo Bank, N.A.'s (the Company) compliance with the servicing criteria set forth in Item
1122(d) of the Securities and Exchange Commission's Regulation AB for its primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage division, other than the servicing of such loans for Freddie Mac,
Fannie Mae, Ginnie Mae, state and local government bond programs, or a Federal Home Loan Bank (the Platform), except for servicing criteria 1122(d)(1)(iii) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2006.
Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Co mpany Accounting Oversight
Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the
Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the
Company's compliance with the servicing criteria.

Our examination disclosed the following instances of material noncompliance with certain servicing criteria applicable to the Company during the year ended December 31, 2006:

1. 1122(d)(3)(i) - Delinquency Reporting -- The Company provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided

2. 1122(d)(4)(vii) - Notification of Intent to Foreclose -- The Company, as required by certain servicing agreements, did not provide investors with prior notification of intent to foreclose.

As described in the accompanying 2006 Certification Regarding Compliance with Applicable Servicing Criteria, for servicing criteria 1122(d)(2)(i), 1122(d)(2)(vi), 1122(d)(4)(iv), 1122(d)(4)(xi), and 1122(d)(4)(xiii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company has determined that these vendors are not considered "servicers" as defined in Item 1101(j) of Regulation AB, and the
Company has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly
Available Telephone Interpretations ("Interpretation 17.06"), with the exception of those vendors who have provided their own reports on assessment of compliance with servicing criteria to the Company, for which the
Company does not take such responsibility. As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply
Interpretation 17.06.

In our opinion, except for the instances of material noncompliance described above, the Company complied, in all material respects, with the aforementioned servicing criteria as of and for the year ended December 31, 2006.

/s/ KPMG LLP

Des Moines, Iowa
March 1, 2007

Exhibit 34 l)

[Ernst & Young logo]
Ernst &Young LLP Phone: (404) 874-8300
Suite 2800 wvw.eycom
600 Peachtree Street
Atlanta, Georgia 30308-22I5
Report of Independent Registered Public Accounting Firm
We have examined management's assertion, included in the accompanying Report on Assessment of Compliance with Securities and Exchange Commission's Regulation AB Servicing Criteria, that ZC Sterling Insurance Agency,
Inc. (the Company) complied with certain servicing criteria set forth in Item 1122 (d) of the Securities and Exchange
Commission's Regulation AB for the ZC Sterling Integrated Product Solution (ZIPS) hazard insurance outsourcing
Platform (Platform) as of and for the year ended December 31, 2006. The Company has determined that only certain servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d) 4(xi), 1122 (d) 4(xii), and 1122 (d) 4(xiii) are applicable to the activities performed by them with respect to the Platform covered by this report. The Company has determined that the remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's
Regulation AB are not applicable to the activities performed by them with respect to the Platform covered by this report. See Appendix A of management's assertion for the Platform covered by this report. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with standards of the Public Company Accounting Oversight Board
(United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the servicing activities related to the Platfo rm, and determining whether the Company performed those selected activities in compliance with the servicing criteria.
Furthermore, our procedures were limited to the servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the
Company during the period covered by this report for the Platform. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 for the ZIPS Platform is fairly stated, in all material respects.
Ernst & Young LLP
February 20, 2007
A Member Practice of Ernst &Young Global

Exhibit 34 m)

[Ernst & Young logo]
Ernst &Young LLP Phone: (404) 874-8300
Suite 2800 wvw.eycom
600 Peachtree Street
Atlanta, Georgia 30308-22I5
Report of Independent Registered Public Accounting Firm
We have examined management's assertion, included in the accompanying Report on Assessment of Compliance with Securities and Exchange Commission's Regulation AB Servicing Criteria, that ZC Sterling Insurance Agency,
Inc. (the Company) complied with certain servicing criteria set forth in Item 1122 (d) of the Securities and Exchange
Commission's Regulation AB for the ZC Sterling Integrated Product Solution (ZIPS) hazard insurance outsourcing
Platform (Platform) as of and for the year ended December 31, 2006. The Company has determined that only certain servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d) 4(xi), 1122 (d) 4(xii), and 1122 (d) 4(xiii) are applicable to the activities performed by them with respect to the Platform covered by this report. The Company has determined that the remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's
Regulation AB are not applicable to the activities performed by them with respect to the Platform covered by this report. See Appendix A of management's assertion for the Platform covered by this report. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with standards of the Public Company Accounting Oversight Board
(United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the servicing activities related to the Platform, and determining whether the Company performed those selected activities in compliance with the servicing criteria.
Furthermore, our procedures were limited to the servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the
Company during the period covered by this report for the Platform. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 for the ZIPS Platform is fairly stated, in all material respects.
Ernst & Young LLP
February 20, 2007
A Member Practice of Ernst &Young Global